GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Emerging Markets Equity Funds

Class A, Class C, Institutional, Investor, Service, Class R and Class R6 Shares, as applicable, of the

Goldman Sachs China Equity Fund

Goldman Sachs Emerging Markets Equity Fund

Goldman Sachs Emerging Markets Equity ex. China Fund

Goldman Sachs ESG Emerging Markets Equity Fund

(the “Funds”)

Supplement dated June 26, 2023 to the

Prospectus dated February 28, 2023, as supplemented to date

The following replaces in its entirety the “Distributor and Transfer Agent” subsection included in the “Service Providers” section of the Prospectus:

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 South Wacker Drive, Suite 1200, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class R6 Shares, 0.04% of average daily net assets with respect to the Institutional and Service Shares and 0.16% of average daily net assets with respect to the Class A, Class C, Investor and Class R Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.04%, 0.06%, and 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares, as applicable, of the China Equity Fund, Emerging Markets Equity Fund and ESG Emerging Markets Equity Fund, respectively, through at least February 28, 2024, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

This Supplement should be retained with your Prospectus for future reference.

EME3TBDSTK 06-23